UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RG GLOBAL LIFESTYLES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RG GLOBAL LIFESTYLES, INC.

17757 Mitchell Ave.

Irvine, CA  92014

(949) 486-6666

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

To Be Held September 22, 2005

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the “Meeting”) of RG Global Lifestyles. Inc. (together with its subsidiaries, “we”, “us” or “our”), a California corporation, which will be held on Thursday September 22, 2005, at 10:00 A.M. at the Four Seasons Hotel , 690 Newport Center Drive, Newport Beach, CA 92660 for the following purposes:

1.                                       To elect six (6) directors to hold office for a one year term and until each of their successors  are elected and qualified.

2.                                       To amend the Company’s Articles of Incorporation with respect to increasing the number of authorized members from the present six to a total of eleven authorized members.

3.                                       To amend Company’s Articles of Incorporation with respect to increasing the par value of the Company’s common stock to $.001.

4.                                       To ratify the appointment of Beckstead & Watts LLP as independent auditor.

5.                                       To ratify and adopt the Amended and Restated Bylaws of the Company.

6.                                       To other business as may properly come before the meeting.

All shareholders are cordially invited to attend the Meeting in person.  However, to assure your representation at the Meeting, you are urged to mark, sign, date, and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Any shareholder attending the Meeting may vote in person even if he or she has returned a Proxy.

By Order of the Board of Directors

Louis L. Knickerbocker
Chairman of the Board

Irvine, California

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

RG GLOBAL LIFESTYLES, INC.

17751 Mitchell Avenue Irvine, CA  92614

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To be Held on September 22, 2005

General

An annual report, filed on form 10K-SB, for the fiscal year ended March 31, 2005 is enclosed with this Proxy Statement.

Solicitation of Proxies

The accompanying proxy is furnished in connection with the solicitation of proxies by the Board of Directors of RG Global Lifestyles, Inc., a California Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held at the Four Seasons Hotel – Yorba Linda Room – 690 Newport Center Drive, Newport Beach, CA 92660 on Thursday September 22, 2005 at 10:00 A.M. and at any and all adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  The Company shall mail this Proxy Statement to its shareholders approximately on  August 22, 2005.

Voting Securities

Only shareholders of record as of the close of business on August 15, 2005 (the “record date”) will be entitled to vote at the meeting and any adjournment thereof.  As of July 21, 2005, there were 25,150,000 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.  The enclosed proxy card reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Solicitation of  Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

All valid proxies received prior to the meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Pursuant to the California Corporations Code only votes cast “FOR” a matter constitute affirmative votes, except proxies in which a shareholder fails to make a specification as to whether he votes “FOR”, “AGAINST”, “ABSTAINS” or “WITHHOLDS” as to a particular matter shall be considered as a vote “FOR” that matter.  Votes will be tabulated by an inspector of election appointed by the Board of Directors.  Votes in which the shareholder specifies that he is “WITHHOLDING” or “ABSTAINING” from voting are counted for quorum purposes, but are not considered as votes “FOR” a particular mater.  Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes “FOR” a particular matter.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Shareholder Proposals

Proposals of shareholders intended to be  presented at the next Annual Shareholder’s Meeting must be received by the Company, at its offices at 17751 Mitchell Avenue, Irvine, California 92614 not later than 120 days before the Company releases its Proxy Statement to shareholders.  Proposals postmarked after  February 28, 2006 shall be considered untimely; provided however, should the Board of Directors elect  to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended.  Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder  proposals to be included in the Company’s Proxy Statement for that meeting.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six (6) authorized directors.  A total of six (6) directors will be elected at the Meeting.  The nominees for election are Mr. Louis L. Knickerbocker, Mr. Grant King, Mr. Herrie Tantono, Mr. Budy Hartono, Mr. Bruce E. Thomsen and Mr. Horst Geicke.  The persons named as “Proxies” in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

DIRECTORS, NOMINEES FOR DIRECTORS AND OFFICERS

The following table sets forth certain information about each of the directors, nominees for director and officers of the Company and their current positions with the Company.

NAME	AGE	POSITION(S) HELD	TERM OF OFFICE
Louis L. Knickerbocker*	65	Chairman of the Board, CEO	8/2004 to present
Grant King*	54	Chief Operations Officer, COO, Director	8/2004 to present
William C. Hitchcock	55	Treasurer and Chief Financial Officer (CFO)	8/2004 to present
Herrie Tantono*	44	Secretary, Director	8/2004 to present
Bruce E. Thomsen*	65	Director	8/2004 to present
Budy Hartono*	39	Director	8/2004 to present
Horst Geicke*	49	Director	8/2004 to present

* Denotes a nominee for director.

Louis L. Knickerbocker, Chief Executive Officer and Chairman of the Board, is experienced in management, sales and marketing, and real estate sales and finance. He founded L.L. Knickerbocker Co., Inc. in 1987, the Company’s predecessor which completed Chapter 11 Debtor in Possession reorganization with the US Bankruptcy Court, Central District of California in 2001.  From 2001 to 2002 he served as Chief Financial Officer of American Bankers.  From 2002 to the present Mr. Knickerbocker has served as Chief Executive Officer of Pinnacle International.  Mr. Knickerbocker is a graduate of Santa Monica College with a major in Economics and is currently a licensed realtor and broker.

Grant King, Director and Chief Operations Officer, has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok since 1990.  From 1997 to July 2003, he served for six years as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand.  He was responsible for the day-to-day operations that included planning, business development, fiscal controls, and sales and marketing.   Mr. King has had contact with many internationally based public companies and is well known within the business community of several South East Asian countries.

William C. Hitchcock, Chief Financial Officer and Director, holds an LL.M in taxation and international studies from New York University, and a J.D. degree from the University of California at Davis.  Mr. Hitchcock served as a director of Amerikal International Holdings from February 2004 to July 2004, when it merged with the Company’s predecessor.  From July1999 to the present he has owned and operated a full service tax preparation and tax representation business under the name Bottom Line Financial, LLC.  In addition, he has served as a director of Al Barker Insurance since September1999.

Horst Geicke, Director, obtained an MBA from Hamburg State University in Germany in 1977.  He was a commodity trader in food in Germany, the UK and Brazil and then moved to the Far East in 1981.  He founded Geicke HK Ltd. in 1981 and Pacific Alliance Group, which handles corporate finance and fund management, in 1994, and he currently runs these holding companies.  He has served as President of the German Chamber of Commerce in Hong Kong in 1995, 1996, 2003 and 2004 and has been a Director of the Hong Kong –Thailand Business Council as well as the German Business Association of Hong Kong since 2002.  He has also been a member of the Advisory committee of the Secretary of Industry of Hong Kong Government since 2004.

Herrie Tantono, Director and Secretary, obtained an MBA in Marketing Management and a BA in Management Information Systems from California State University at Turlock.  From January 2000 to July 2002, he served as President of Image Lab in northern California.  Most recently, from August 2002 to the present he has served as President of Amerikal Nutraceutical Corporation, now a wholly owned subsidiary of the Company, in Irvine California.

Bruce E. Thomsen, Director, spent 12 years in management positions with Fortune 50 companies in the USA including E. I. DuPont, Dow Badische and Food Machinery Chemical (FMC) for which he served as Division Manager of Textile Fibres. Upon leaving FMC he established a marketing and advertising agency in 1975.  In November 1982 he sold this business and has since been involved as a consultant to corporations and government in the United States, Europe, Singapore, Hong Kong and Mainland China.  Since August 2003, he served as an advisor to Amerikal Nutraceutical Corporation, currently a wholly owned subsidiary of the Company.

Budy Hartono, Director, spent more than 20 years in executive management for a regional-based company in South East Asia, overseeing the operations of their health and beauty business group, where his experience included forecasting, planning and creative marketing.  Since January 2000 he has served as Director of PT Pacific Image Internasional, a marketing company.

The Board of Directors Unanimously Recommends

A Vote In Favor of Each Named Nominee

MANAGEMENT INFORMATION

Meetings of the Board of Directors

The Board of Directors has not met together as a group in the past year.  All actions have been authorized pursuant to unanimous written consent.  A written consent requires all members to vote affirmatively for the motion and this was done for all motions placed before the Board.

The following table sets forth certain information regarding the beneficial ownership of our shares of common  stock as of July 21, 2005 (except where another date is indicated) by:

•                                          each person known by us to beneficially own more than five percent of our common stock;

•                                          each director and nominee for director;

•                                          each of the named executive officers listed in the Summary Compensation Table herein; and

•                                          all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted.  Unless otherwise indicated the business address of each person shown below is 17751 Mitchell Avenue Irvine, CA 92614.

		Amount and Nature of	Percent of
Name	Address	Beneficial Ownership(1)	Outstanding Shares

Directors and Named Officers
Louis L. Knickerbocker		4,480,834	17.82%
Horst Geicke		1,338,000	5.37%
Budy Hartono		2,887,466	12.61%
Bruce E. Thomsen		120,000	*
Herrie Tantono		520,000	2.1%
Grant King		520,000	2.1%
William C. Hitchcock		280,000	1.12%
Directors and Officers as a group		10,146,300	41.12%

*                                         Less than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”), as amended the following reports required to be filed pursuant to the 1934 Act with respect to transactions in our Common Stock through March 31, 2005 were untimely:  Form 4 Changes in Beneficial Ownership filings reflecting the acquisition of common Stock pursuant to Written Consent of the Board of Directors by William C. Hitchcock, Bruce Thomsen, Herrie Tantono, Grant King, Louis L. Knickerbocker and Budy Hartono. These acquisitions were subsequently reported on Form 5 Annual Statements of Beneficial Ownership, which Form 5 filings were untimely filed by all officers and directors previously listed with the addition of Horst Geicke.

Compensation of Officers and Directors

Currently, William C. Hitchcock receives monthly compensation of $3,000 per month for part time services as Chief Financial Officer.  Herrie Tantono is the Company’s only full time employee receiving a salary of $5,199 per month.  No other officers or directors of the Company are paid salaries.

	Annual Compensation				Long Term Compensation Award and Payouts
Name and	Salary	Bonus		LTIP	All other
Principal Position	Year	($)		($)	Payouts	Compensation
Louis L Knickerbocker	2004	-0	-	—	—	4,480,834 shares common stock
Grant King	2004	-0	-	—	—	520,000 shares common stock
William C. Hitchcock	2004	36,000		—	—	180,000 shares common stock
Herrie Tantono	2004	62,400		—	—	520,000 shares common stock
Bruce E. Thomsen	2004	-0	-	—	—	120,000 shares common stock
Budy Hartono	2004	-0	-	—	—	1,338,000 shares common stock
Horst Geicke	2004	-0	-	—	—	—

Code of Ethics

Our Board of Directors adopted a Code of Ethics that applies to all executive officers as well as employees of the Company and its subsidiaries.  The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of information relating to our Company; engage in transactions in shares of our common stock only in compliance with applicable laws and regulations an the requirements set forth in the code of Ethics; and comply with other requirements which are intend to ensure that such officers conduct business in an hones and ethical manner and otherwise act with integrity and in the best interest of the Company.

Legal Proceedings

Neither the Company nor any of its officers, directors 5% beneficial owners or nominees for director is party to current or pending legal proceedings which would be considered adverse to the Company. Louis L. Knickerbocker was involved with the Company’s predecessor when an involuntary petition for Chapter 11 bankruptcy was filed by certain of its creditors in 2001.

Audit Committee

Pursuant to the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004 and has adopted the Written Charter of the Audit Committee, attached hereto as Appendix “A.” The Audit Committee consists of six members including one outside Director, an outside financial expert, the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and the Secretary of the Company.  The Company’s Board of Directors has determined that the Company shall have one audit committee financial expert serving on its Audit Committee.  The name of this independent audit committee member is David L. Koontz, CPA.  The remaining members of the audit committee are William C. Hithcock, Bruce E. Thomsen, Louis L. Knickerbocker and Herrie Tantono.

Audit Committee Report

 Under the rules of the SEC, this Audit Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the SEC.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with Company management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and has discussed certain required matters with the Company’s independent auditors, in accordance with Statement of Auditing Standards No. 61(Communication with Audit Committee), as amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). Our independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

The Company’s independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditor’s independence as required by Independence Standards Boards Standard No. 1.  The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005.  The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.

Audit Committee
William C. Hitchcock, Bruce E. Thomsen, David Koontz,
Louis L. Knickerbocker, and Herrie Tantono

Change in Control

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Certain Relationships and Related Transactions

On October 1, 2004, the Company’s wholly owned subsidiary, Aquair, Inc., entered into an agreement with a company wholly owned by Louis Knickerbocker, the current Chief Executive Officer and Chairman of the Board of Directors of the Company and nominee for director.  The agreement provides for office space as well as administrative services at a rate of $6,000 per month.  The agreement is non-binding and may be terminated by either party at any time.

Prior to the Reverse Merger wherein Amerikal Nutraceutical Corporation (“ANC”) became a wholly owned subsidiary of the Company, ANC entered into an agreement with PT Pacific Image Internasional of Indonesia (“PT Pacific”).  Mr. Budy Hartono, current director and nominee for director, was not involved with either ANC or the Company at the time of negotiation and finalization of this agreement.  Subsequently, he became a shareholder and director of the Company.   Pursuant to the agreement between ANC and PT Pacific, ANC agreed to pay $300,000 to PT Pacific for the rights to use PT Pacific’s permits for importation of goods into Indonesia for a three-year term.  The value of services received pursuant to this transaction is fair market value.  Mr. Budy Hartono currently serves as a director of PT Pacific in addition to serving as a director of the Company.

Communications From Security Holders to the Board

Security Holders may communicate with the Board by sending correspondence addressed to the Board to the Company’s Principal Office located at 17751 Mitchell Avenue, Irvine, California 92614.

PROPOSAL NUMBER 2

AMENDMENT TO THE ARTICLES OF INCORPORATION  TO

INCREASE THE NUMBER OF AUTHORIZED MEMBERS ON THE BOARD OF DIRECTORS

The Board of Directors has unanimously adopted resolutions adopting and ratifying a proposal to amend our Articles of Incorporation to increase our authorized number of members of the Board of Directors from the presently stated maximum of six to a maximum of eleven members.

The text of the Amendments to the Certificate of Incorporation which would be filed with the Secretary of State of California are set forth in Appendix “B” to this Proxy Statement should the proposed amendment be approved. The text of the form of amendment accompanying this Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of California or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

The Board of Directors Unanimously Recommends a

Vote in Favor of Proposal Number 2

PROPOSAL NUMBER 3

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE PAR VALUE OF THE COMPANY’S COMMON STOCK

After its acquisition of Amerikal International Holding, Inc. the Company’s financial reports have been based upon common shares with a par value of $.001 per share, which was the par value of the acquired company.  The Articles of Incorporation of the Company, by unanimous recommendation of the Board of Directors, must be amended to reflect a $.001 par value per share, as they currently reflect “no par value.”

The text of the Amendments to the Articles of Incorporation which would be filed with the Secretary of State of California are set forth in Appendix “B” to this Proxy Statement should the proposed amendment be approved. The text of the form of amendment accompanying this Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of California or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

The Board of Directors Unanimously Recommends a

Vote in Favor of Proposal Number 3

PROPOSAL NO. 4

RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF BECKSTEAD & WATTS LLP AS OUR INDEPENDENT AUDITOR FOR 2005

The Audit Committee has appointed the firm of Beckstead & Watts, LLP as the independent auditor to audit the accountants of R G Global Lifestyles, Inc. and its subsidiaries for the year 2005.  This firm has audited the accountants and records of R G Global Lifestyles, Inc. and its subsidiaries since April 2004.  Representatives of Beckstead & Watts LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of Beckstead & Watts, LLP the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the interests of R G Global Lifestyles, Inc. and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

The Board of Directors Unanimously Recommends a

Vote in Favor of Proposal Number 4

RELEVANT INFORMATION

Audit Committee Charter

The Company’s Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee.  A copy of the Charter of the Audit Committee is attached hereto as Appendix “A.”

Beckstead & Watts, LLP, Certified Public Accountants (“Beckstead”)

Beckstead was our independent auditor and examined our financial statements for the fiscal years ending March 31, 2004 and March 31, 2005.  Beckstead  performed the services listed below and was paid the fees listed below for the fiscal years ended March 31, 2004 and March 31, 2005.

Audit Fees

Beckstead  was paid aggregate fees of approximately $30,000 for the fiscal year ended March 31, 2004 and approximately $90,000 for the fiscal year ended March 31, 2005 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB during these fiscal years.

Audit Related Fees

Beckstead was not paid additional fees for either of the fiscal years March 31, 2004 or March 31, 2005 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

Beckstead was utilized for tax compliance, tax advice and tax planning during these fiscal years.

All Other Fees

Beckstead was not paid any other fees for professional services during the fiscal years ended March 31, 2004 and March 31, 2005.

Audit Committee

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004. The audit committee consists of six (6) members, including one outside Director, an outside financial expert, the CFO, CEO, COO and the Secretary of the Company.  The Audit Committee functions independently of Management of the Company, pursuant to its Charter, and there is no delegation of audit committee responsibilities to management.

The Audit Committee met twice during the fiscal year 2004-2005, on November 4, 2004 and March 4, 2005.  The Audit Committee has four (4) scheduled meetings for the fiscal year 2005-2006. During Audit Committee meetings, by vote of the majority of members of the Committee, various members were assigned to investigate and report to the Committee regarding different areas of internal controls and accounting oversight matters.  The Internal Controls Memorandum was divided among all members, for review, response, discussion and eventual compilation.  This Internal Controls Memorandum has been reviewed and updated by members of the Audit Committee three (3) times since the inception of the Company.

Among the policies and procedures adopted by the Audit Committee is the requirement that Mr. David Koontz, CPA, outside financial expert to the Audit Committee, is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and review fees incurred during the fiscal year.  In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, Mr. Koontz made all necessary contact, inquiry, and recommendations to the Audit Committee, in order to enable the Committee to approve all (100%) of the independent auditing fees and quarterly review fees, in advance, for the conduct of the audit for fiscal 2004-2005, and for the quarterly reviews for the periods ending June 30, September 30, and December 31, 2006.  Subsequent to the association of Mr. Koontz as the outside Financial Expert, no part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management.

PROPOSAL NUMBER 5

ADOPTION OF THE AMENDED AND RESTATED

BYLAWS OF THE COMPANY

The Bylaws of the Company were adopted in 1985 by its predecessor.  The Board of Directors deems it to be in the best interests of the Company to Adopt the Amended and Restated Bylaws of RG Global Lifestyles, Inc., as set forth in Appendix “C.”

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

The Board of Directors Unanimously Recommends a

Vote in Favor of Proposal Number 5

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the persons named as proxy holder, Maria Alto and Solani Jhurani, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Louis L.Knickerbocker
Chairman of the Board

Irvine, California

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

RG GLOBAL LIFESTYLES, INC.

Purpose and Policy

The primary purpose of the Audit Committee (the “Committee”) shall be to act on behalf of the Board of Directors (the “Board”) of RG Global Lifestyles, Inc. (the “Company”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal accounting and financial controls and audits of financial statements as well as the quality and integrity of the Company’s financial statements and reports, as well as the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company’s independent outside auditing for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (the “Auditors”) and the performance of the Company’s internal audit function.  The Committee shall also provide oversight assistance in connection with the Company’s legal, regulatory and ethical compliance programs as established by management and the Board.  The operation of the committee shall be subject to the by-laws of the Company as in effect from time to time and the California Corporation Law.

Composition

The Committee shall consist of at least three members of the Board of Directors.  Each Committee member must be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement and cash flow statement.  In addition, at least one member of the Committee shall be a “financial expert” in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the applicable rules promulgated by the SEC there under.

Each Committee member shall satisfy the independence requirements of the NASDAQ, the Sarbanes-Oxley Act and the applicable rules promulgated by the SEC there under.  No Committee member may own or control 20% or more of the Company’s voting securities or such lower measure as may be established by the SEC in rules promulgated under Section 301 of the Sarbanes-Oxley Act.  Notwithstanding the foregoing, one member of the board who (i) is not independent under the NASD Rules; (ii) meets the criteria set forth in Section 301 of the Sarbanes-Oxley Act; (iii) does not own or control over 20% or more of the Company’s voting securities; and (iv) is not a current officer or family member (as defined under the NASD Rules) of each employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the Company and its shareholders, and the Board discloses, in the Company’ s next annual Proxy Statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  A member appointed under this exception may not serve longer than two years and may not chair the Committee.

Meetings, Procedures and Minutes

The Committee shall meet at least four times during each fiscal year, and more frequently as the Committee deems appropriate.  In addition, the Committee should meet at least quarterly with the independent auditor and management to review the Company’s financial statements in a manner consistent with that outlined in this Charter.  The minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

Authority

The Committee shall have authority to appoint, determine compensation for, at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Act of 1934, as amended , and the rules there under and otherwise to fulfill its responsibilities under this charter.  The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting, or other advisors or consultants as it deems necessary or appropriate in the performance of its duties.  The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee are necessary or appropriate in carrying out its duties.  The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee are necessary or appropriate in carrying out its duties.  The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.   The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

Responsibilities

The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors, who shall report directly and be accountable to the Committee.  The Committee shall report the results of its activities to the Board.  The Committee’s functions and procedures shall remain flexible to address changing circumstances most effectively.  To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances.

1.                                      Evaluation and Retention of Auditors   To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firms most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year, which retention shall be subject only to ratification by the Company’s shareholders.

2.                                      Approval of Audit Engagement.   To determine and approve the engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company’s expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to pre-approval policies and procedures, established by the Committee consistent with applicable laws and rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3.                                      Approval of Non-Audit Services.   To determine and approve engagements of the Auditors prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4.                                      Audit Partner Rotation.   To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

5.                                      Auditor Conflicts.   At least annually, to receive and review written statements form the Auditors delineating all relationships between the Auditors and the Company, consistent with Independent Standards Board Standard No. 1. To consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

6.                                      Former Employees of the Auditor.   To consider and, if deemed appropriate, adopt a policy regarding Committee pre-approval of employment by the Company of individuals employed or formerly employed by the Auditors and engaged on the Company’s account.

7.                                      Audited Financial Statement Review.   To review, upon completion of the audit, the financial statements proposed to be included in the Company’s Annual Report on Form 10-K (or 10KSB) to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

8.                                      Annual Audit Results.   To discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability , of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

9.                                      Quarterly Results.   To review and discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10Q (or10QSB) and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

10.                               Management and Discussion and Analysis.   To review and discuss the management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the periodic reports to be filed with the Securities and Exchange Commission.

11.                               Press Releases.   To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies which discussions may be general discussion of the type of information to be disclosed or the type of presentation to be made.  The Chair of the Committee may represent the entire Committee for purposes of this discussion.

12.                               Accounting Principles and Policies.   To review and discuss with management and the Auditors, as appropriate significant issues that arise regarding accounting principles and financial statement presentations, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any  other  significant reporting issues and judgments.

13.                               Risk Assessment and Management.   To review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

14.                               Management Cooperation with Audit.   To evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

15.                               Management Letters.   To review and discuss with the Auditors and if appropriate management, an management or internal control letter issued or to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

16.                               Disagreements between Auditors and Management.   To review and discuss with management and the Auditors any material conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

17.                               Internal control Over Financial Reporting.   To confer with management and the Auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting including any special audit steps taken in the event of material control deficiencies, responsibilities, budget and staff of the internal audit function and review of the appointment or replacement of the senior internal audit executive or manager.

18.                               Separate Sessions.   Periodically, to meet in separate sessions with the Auditors, the internal auditors and accountants or other personnel responsible for the internal audit function and management to discuss any matters that the Committee, the Auditors, the internal auditors or management believe should be discussed privately with the Committee.

19.                               Correspondence with Regulators.   To consider and review with management, the Auditors, outside counsel, at appropriate, and in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

20.                               Complaint Procedures.   To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21.                               Regulatory and Accounting Initiatives.   To review with counsel, the Auditors and management, as appropriate any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the committee such review is necessary or appropriate.

22.                               Ethical Compliance.   To review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Ethical Conduct, including review and approval of related-party transactions as required by NASDAQ rules.

23.                               Investigations.   To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

24.                               Proxy Report.   To prepare the report required by the rules of the Securities and Exchange Commission (Item 306 of Reg. S-K) and any additions thereto to be included in the Company’s annual Proxy Statement.

25.                               Annual Charter Review.   To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

26.                               Report to the Board of Directors.   To report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance or independence of the Company’s Auditors, the performance of the Company’s internal audit function or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

27.                               Annual Committee Evaluation.   To conduct an annual evaluation of the performance of the Committee.

28.                               General Authority.   To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

29.                               Related Party Transactions.   The Committee shall review all related party transactions and all such transactions must be approved by the Committee.

30/                              Foreign Subsidiaries.   The Committee shall have the authority to review the Company’s involvement with any foreign subsidiary and to insure that the foreign subsidiary is in compliance with all rules and regulations as promulgated by the NASDAQ, the Securities and Exchange Commission and such other regulatory bodies that have jurisdiction.

It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements.  These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

APPENDIX B

CERTIFICATE OF AMENDMENT OF ARTICLES

OF INCORPORATION RG GLOBAL LIFESTYLES, INC.

The undersigned certify that :

1.                                       They are the President and the Secretary respectively of RG GLOBAL LIFESTYLES, INC., a California corporation.

2.                                       Article IV of the Articles of Incorporation of this Corporation is amended to read as follows:

“This Corporation is authorized to Issue two classes of stock to be designated respectively “Common Stock” and “Preferred Stock”.  The total number of shares which the Corporation is authorized to issue is One Hundred Ten Million (110,000,000) shares.   One Hundred Million (100,000,000) shares shall be Common Stock par value $.001 per share and Ten Million (10,000,000) shares shall be Preferred Stock.

2.                                       Article V of the Articles of Incorporation of this corporation is amended to read as follows:

“This corporation is authorized to have a minimum of three and a maximum of eleven members of the Board of Directors.”

3.                                       The foregoing amendment of the Articles of Incorporation has been approved by the Board of Directors.

4.                                       The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code.  The total number of outstanding shares of the corporation is 25,150,000.  The number of shares voting in favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50%.  RG GLOBAL LIFESTYLES, INC., a corporation organized and existing under the laws of the State of California.

We further declare under the penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:             September 22, 2005

Louis L. Knickerbocker – Chairman, President and CEO

Herrie Tantono – Secretary

APPENDIX C

AMENDED AND RESTATED  BYLAWS OF RG GLOBAL LIFESTYLES, INC.,

a California corporation

ARTICLE I

OFFICES

Section 1.                                            Principal Office.  The principal office for the transaction of business of the Corporation is hereby fixed and located at 17751 Mitchell Avenue, Irvine, California 92614.  The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of California, as the Board of Directors may from time to time designate.

Section 2.                                            Other Offices.  Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

ARTICLE II

DIRECTORS - MANAGEMENT

Section 1.                                            Powers, Standard of Care.

1.1                                 Powers:  Subject to the provisions of the California Corporations Code (hereinafter the “Code”), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in Section 153 of the Code, or by the outstanding shares, as that term is defined in Section 152 of the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.  The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

1.2                                 Standard of Care; Liability:

1.2.1                        Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

1.2.2                        In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

(1)                                  One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

(2)                                  Counsel, independent accountants or other persons as to which the Director believes to be within such person’s professional or expert competence, or

(3)                                  A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2.                                            Number and Qualification of Directors.  The authorized maximum number of directors of the Corporation shall be eleven (11) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws or, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term.

Section 3.                                            Election and Term of Office of Directors.

3.1                                 Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting.  If any such annual meeting of Shareholders is not held or the directors are not elected thereat, the directors may be elected at any special meeting of Shareholders held for that purpose.  Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.2                                 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

Section 4.                                            Vacancies.

4.1                                 A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

4.2                                 Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining Director.  Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.  A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

4.3                                 The Shareholders may elect a director or directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

4.4                                 Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective.  When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.5                                 No reduction of the authorized number of directors shall have the effect of removing any Director before that Director’s term of office expires.

Section 5.                                            Removal of Directors.

5.1                                 The entire Board of Directors, or any individual director, may be removed from office as provided by Sections 302, 303, and 304 of the Code.  In such case, the remaining members, if any, of the Board of Directors may elect a successor director to fill such vacancy for the remaining unexpired term of the director so removed.

5.2                                 No director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of directors authorized at the time of the directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6.                                            Place of Meetings.  Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board.  In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation.  Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to have been present in person at such meeting.

Section 7.                                            Annual Meetings.  Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business.  Notice of this meeting shall not be required.  Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by Section 1500 of the Code by the Secretary or other officer designated for that purpose.

Section 8.                                            Other Regular Meetings.

8.1                                 Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors.  Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the directors.  Notice of a change in the determination of the time shall be given to each director in the same manner as notice for such special meetings of the Board of Directors.

8.2                                 If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

Section 9.                                            Special Meetings/Notices.

9.1                                 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two directors.

9.2                                 Notice of the time and place for special meetings shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown in the records of the Corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting.  In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate same to the director.  The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10.                                      Waiver of Notice.

10.1                           The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof.  Waivers of notice or consent need not specify the purposes of the meeting.  All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

10.2                           Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 11.                                      Quorums.  Presence of a majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II.  Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.  Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12.                                      Adjournment.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.                                      Notice of Adjournment.  Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 14.                                      Sole Director Provided by Articles or Bylaws.  In the event only one director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

Section 15.                                      Directors Action by Unanimous Written Consent.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors.  Such consent shall be filed with the regular minutes of the Board of Directors.

Section 16.                                      Compensation of Directors.  Directors, and members as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and/or  expenses, if any, may be allowed for their attendance at each regular and special meeting of the Board of Directors or for their services contributed to the Board of Directors; provided, however, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

Section 17.                                      Committees.  Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board.  Committees shall be composed of two or more members of the Board of Directors.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.  Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by Section 311 of the Code.

Section 18.                                      Meetings and Action of Committees.  Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

Section 19.                                      Advisors.  The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors.  Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors.  The period during which the title shall be held may be prescribed by the Board of Directors.  If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III

OFFICERS

Section 1.                                            Officers.  The principal officers of the Corporation shall be a President, a Chief Executive Officer, a Secretary, and a Treasurer who may also be called Chief Financial Officer.  The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III.  Any number of offices may be held by the same person.

Section 2.                                            Election of Officers.  The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.  Each officer shall hold office until his successor shall be duly elected and qualified, or until his death, resignation, or removal in the manner hereinafter provided.

Section 3.                                            Subordinate Officers, Etc.  The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4.                                            Removal and Resignation of Officers.

4.1                                 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2                                 Any officer may resign at any time by giving written notice to the Board of Directors.  Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.                                            Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6.                                            Chief Executive Officer.  The Chief Executive Officer shall preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

Section 7.                                            President.  Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chief Executive Officer, if there is such an officer, the President shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation.  The President shall preside at all meetings of the Shareholders and, in the absence of the Chief Executive Officer, or if there be none, at all meetings of the Board of Directors.  The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 8.                                            Vice President.  In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, or the Chairman of the Board.

Section 9.                                            Secretary.

9.2                                 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order.  The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at directors’ and committee meetings, the number of shares present or represented at Shareholders’ meetings and the proceedings thereof.

9.3                                 The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation’s transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

9.4                                 The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given.  The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10.                                      Treasurer.

10.1                           The Treasurer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued.  The books of account shall, at all reasonable times, be open to inspection by any director.

10.2                           The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the transactions of the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE IV

SHAREHOLDERS’ MEETINGS

Section 1.                                            Place of Meetings.  Meetings of the Shareholders shall be held at any place within or outside the state of California designated by the Board of Directors.  In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Corporation.

Section 2.                                            Annual Meeting.

2.1                                 The annual meeting of the Shareholders shall be held, each year, as follows:

Time of Meeting:	10:00 A.M.
Date of Meeting:	July 22

2.2                                 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time.  At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

2.3                                 If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within a reasonable date of the above date upon proper notice to all Shareholders.

Section 3.                                            Special Meetings.

3.1                                 Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 51% of the votes at any such meeting.

3.2                                 If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation.  The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request.  If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court as provided in Code Section 305(c).  Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

Section 4.                                            Notice of Meetings - Reports.

4.1                                 Notice of any Shareholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary’s neglect or refusal, by any director or Stockholder.

4.2                                 Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Shareholder’s address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3                                 Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders.  At any meetings where directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

4.4                                 Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication.  The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

4.5                                 If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) an amendment to the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of the Code, (iv) dissolution of the Corporation, pursuant to Section 1900 of the Code, or (v) a distribution to preferred Shareholders, pursuant to Section 2007 of the Code, the notice shall also state the general nature of such proposal.

Section 5.                                            Quorum.

5.1                                 The holders of a majority of the shares entitled to vote at a Shareholders’ meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2                                 The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6.                                            Adjourned Meeting and Notice Thereof.

6.1                                 Any Shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2                                 When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date.  Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article.  At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

Section 7.                                            Waiver or Consent by Absent Shareholders.

7.1                                 The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the

Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

7.2                                 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section E of Section 4 of this Article, the waiver of notice or consent shall state the general nature of such proposal.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

7.3                                 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice.  A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders’ names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent’s usual charges for such a list, a list of the Shareholders’ names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand.  Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled.  The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8.                                            Maintenance and Inspection of Bylaws.  The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.  If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

Section 9.                                            Annual Report to Shareholders.

9.1                                 Provided the Corporation has 100 Shareholders or less, the Annual Report to Shareholders referred to in Section 1501 of the General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other period reports to Shareholders of the Corporation as they deem appropriate.

9.2                                 Should the Corporation have 100 or more Shareholders, an Annual Report to Shareholders must be furnished not later than 120 days after the end of each fiscal period.  The Annual Report to Shareholders shall be sent at least 15 days before the annual meeting of the Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of Article V of these Bylaws for giving notice to Shareholders of the Corporation.  The Annual Report to Shareholders shall contain a Balance Sheet as of the end of the fiscal year and an Income Statement and Statement of Changes in Financial Position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation.

Section 10.                                      Financial Statements.

10.1                           A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made for any such Shareholder.

10.2                           If a Shareholder or Shareholders holding at least 5% of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an Income Statement of the Corporation for the three month, six month or nine month period of the then current fiscal year ended more than 30 days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 days after the receipt of such request.  If the Corporation has not sent to the Shareholders its Annual Report for the last fiscal year, this report shall likewise be delivered or mailed to such Shareholder or Shareholders within 30 days after such request.

10.3                           The Corporation also shall, upon the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual or quarterly Income Statement which it has prepared and a Balance Sheet as of the end of such period.  This quarterly Income Statement and Balance Sheet referred to in this Section shall be accompanied by the report thereon, if any, of any  independent accountants engaged by the Corporation or the certificate of authorized officer of the Corporation such that financial statements were prepared without audit from the books and records of the Corporation.

Section 11.                                      Annual Statement of General Information.  The Corporation shall, in a timely manner, in each year, file with the Secretary of State of California, on the prescribed form, the statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with Code Section 1502.

ARTICLE V

AMENDMENTS TO BYLAWS

Section 1.                                            Amendment by Shareholders.  All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

Section 2.                                            Amendment by Directors.  The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the shareholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders.  If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 3.                                            Record of Amendments.  Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any

Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI

SHARES OF STOCK

Section 1.                                            Certificate of Stock.

1.1                                 The certificates representing shares of the Corporation’s stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued.  The certificates shall bear the following:  the Corporate Seal, the holder’s name, the number of shares of stock and the signatures of:  (1) the Chairman of the Board, the President or a Vice President and (2) the Secretary, Treasurer, any Assistant Secretary or Assistant Treasurer.

1.2                                 No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

1.3                                 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or its may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

Section 2.                                            Lost or Destroyed Certificates.

The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same.  The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed.  On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate.  A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 3.                                            Transfer of Shares.

3.1                                 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2                                 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and , accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4.                                            Record Date.  In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action.  If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held.  The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted.  When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VII

DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII

FISCAL YEAR

The fiscal year end of the Corporation shall be March 31 and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word “California” to indicate the Corporation was incorporated pursuant to the laws of the State of California.

ARTICLE X

INDEMNITY

Section 1.                                            Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of California from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.  The Board of Directors may, in its discretion, cause the expense of officers and directors incurred in defending a civil or criminal action, suit or proceeding to be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his own willful misconduct or gross negligence.  Any right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article.

Section 2.                                            The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Section 3.                                            The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

ARTICLE XI

MISCELLANEOUS

Section 1.                                            Shareholders’ Agreements.  Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein or in Section 705 of the Code, and may otherwise modify the provisions contained in Article IV, herein as to Shareholders’ meetings and actions.

Section 2.                                            Effect of Shareholders’ Agreements.  Any Shareholders’ Agreement authorized by Section 300(b) of the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by Section 202 of the Code and shall terminate when the Corporation ceases to be a close corporation.  Such an agreement cannot waive or alter the following Sections of the Code:  Section 158 (defining close corporations), Section 202 (requirements of Articles of Incorporation), Sections 500 and 501 (relative to distributions), Section 111 (merger), Section 1201(e) (reorganization), or Chapter 15 (Records and Reports), Chapter 16 (rights of inspection), Chapter 18 (Involuntary dissolution) or Chapter 22 (crimes and penalties).  Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

Section 3.                                            Subsidiary Corporations.  Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter.  For the purpose of this Section, a subsidiary of the Corporation as defined in Section 189(b) of the Code is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1.                                       I am the duly elected and acting Secretary of RG GLOBAL LIFESTYLES, INC., a California corporation; and

2.                                       The foregoing Amended and Restated Bylaws, consisting of 17 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the corporation.

Dated: September 22, 2005

Herrie Tantono, Secretary

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RG GLOBAL LIFESTYLES, INC.

The undersigned hereby appoints Maria Alto and Solan Jhurani or either of them as Proxies with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Thursday September 22, 2005 at 10:00am at the Four Seasons Hotel,  600 Newport Center Drive, Newport Beach, CA 92660 or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Louis L. Knickerbocker	Herrie Tantono	Horst Geicke

Bruce Thomsen	Grant King	Budy Hartono

Instruction:  To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided below:

The Board of Directors recommends a vote FOR Proposal 1, 2 and 3 and a ratification of Proposals 4 and 5.

1.                                       To elect six (6) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

2.                                       To amend the Company’s Articles of Incorporation with respect to increasing the number of authorized members from the present six to a total of eleven authorized members.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

3.                                       To amend the Company’s Articles of Incorporation with respect to increasing the par value of the Company’s common stock to $.001 per share.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

4.                                       To ratify the appointment of Beckstead & Watts as the independent auditor of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

5.                                       To ratify and adopt the Amended and Restated ByLaws of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2005

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.